Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Borman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avocent Corporation on Form 10-Q for the quarterly period ended September 26, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avocent Corporation.

Date: November 5, 2008

	By:	/s/Michael J. Borman
	Name:	Michael J. Borman
	Title:	Chief Executive Officer

I, Edward H. Blankenship, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avocent Corporation on Form 10-Q for the quarterly period ended September 26, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avocent Corporation.

Date: November 5, 2008

	By:	/s/ Edward H. Blankenship
	Name:	Edward H. Blankenship
	Title:	Senior Vice President of Finance, Chief Financial Officer, and
Assistant Secretary